THE HARTFORD MUTUAL FUNDS

The Hartford Small/Mid Cap Equity Fund

Prospectus

September 30, 2011

Class	Ticker
A	HSMAX
B	HSMBX
C	HTSCX
R3	HSMRX
R4	HSMSX
R5	HSMTX
Y	HSMYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

THE HARTFORD SMALL/MID CAP EQUITY FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page 25 of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page 151 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	R3	R4	R5	Y
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	0.25%	—	—
Other expenses	0.45%	0.64%	0.47%	0.34%*	0.29%*	0.24%*	0.14%
Total annual fund operating expenses	1.45%	2.39%	2.22%	1.59%	1.29%	0.99%	0.89%
Less: Contractual expense reimbursement(2)	0.15%	0.34%	0.17%	0.09%	0.09%	0.09%	0.04%
Net operating expenses(2)	1.30%	2.05%	2.05%	1.50%	1.20%	0.90%	0.85%

(*)	Fees and expenses are estimated for the current fiscal year.
(1)	For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)

Hartford Investment Financial Services, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.30% (Class A), 2.05% (Class B), 2.05% (Class C), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5) and 0.85% (Class Y). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28,

2013, and shall renew automatically for one-year terms unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions

•                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$675	$969	$1,285	$2,178
B	$708	$1,013	$1,445	$2,466
C	$308	$678	$1,174	$2,541
R3	$153	$493	$857	$1,882
R4	$122	$400	$699	$1,549
R5	$92	$306	$538	$1,205
Y	$87	$280	$489	$1,092

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$675	$969	$1,285	$2,178
B	$208	$713	$1,245	$2,466
C	$208	$678	$1,174	$2,541
R3	$153	$493	$857	$1,882
R4	$122	$400	$699	$1,549
R5	$92	$306	$538	$1,205
Y	$87	$280	$489	$1,092

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 399% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.  The Fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns.

The Fund defines small-capitalization and mid-capitalization companies as companies with market capitalizations within the collective range of companies in the Russell 2000 Index and the Russell Mid Cap Index.  As of December 31, 2010, the market capitalization of companies included in the Russell 2000 Index & Russell MidCap Index ranged from approximately $10 million to $21.7 billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Mid Cap and Small Cap Stock Risk -  Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies.  These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Quantitative Investing Risk -  Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors’ historical trends.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the Fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Active Trading Risk - Active trading could increase the Fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Includes the Fund’s performance when it pursued a different strategy

•                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

•                  Shows how the Fund’s total return has varied from year to year

•                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest       20.80% (2nd quarter, 2009)   Lowest  -26.34% (4th quarter, 2008)

The Fund’s Class A shares year-to-date return as of June 30, 2011 was 7.90%.

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2010
(including sales charges)

			Lifetime
Share Classes	1 Year	5 Years	(since 01/01/05)
Class A - Return Before Taxes	17.31%	1.82%	2.67%
- After Taxes on Distributions	17.19%	0.68%	1.65%
- After Taxes on Distributions and Sale of Fund Shares	11.25%	0.96%	1.74%
Share Classes (Return Before Taxes)
Class B	18.29%	2.08%	2.91%
Class C	22.21%	2.27%	2.93%
Class R3	24.70%	3.37%	4.03%
Class R4	24.70%	3.37%	4.03%
Class R5	24.70%	3.37%	4.03%
Class Y	24.70%	3.37%	4.03%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	26.71%	4.86%	4.82%

MANAGEMENT.  The Fund’s investment manager is Hartford Investment Financial Services, LLC.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since

Hugh Whelan, CFA	Managing Director	2006

Paul Bukowski, CFA	Senior Vice President	2009

Kurt Cubbage, CFA	Vice President	2010

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$1 million Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.  The Fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns.

The Fund defines small-capitalization and mid-capitalization companies as companies with market capitalizations within the collective range of companies in the Russell 2000 Index and the Russell Mid Cap Index.  As of December 31, 2010, the market capitalization of companies included in the Russell 2000 Index & Russell MidCap Index ranged from approximately $10 million to $21.7 billion.

These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality.  The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.  Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.  Generally, the smaller the company size, the greater these risks.

Quantitative Investing Risk - The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis.  The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.  In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities.   Foreign investments may be affected by the following:

•                  changes in currency rates

•                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

•                  decreased liquidity

•                  substantially less volume on foreign stock markets and other securities markets

•                  higher commissions and dealer mark-ups

•                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

•                  less uniform accounting, auditing and financial reporting standards

•                  less publicly available information about a foreign issuer or borrower

•                  less government regulation

•                  unfavorable foreign tax laws

•                  political or social instability or diplomatic developments in a foreign country

•                  differences in individual foreign economies.

•                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Active Trading Risk - Active trading could increase the Fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives are volatile and may involve significant risks, including:

•                  Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•                  Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•                  Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•                  Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

•                  Index Risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Emerging Markets Risk - The risks of foreign investments are usually much greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

•                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

•                  Rebalancing Underlying Funds may increase transaction costs.

•                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

•                  acquire more than 3% of the voting shares of any other investment company,

•                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

•                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  An investment in an ETF generally presents the following risks: the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF; the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.

Illiquid Securities

•                  In General.  Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•                  Limitation on Illiquid Investments.  If one or more instruments in a Fund’s portfolio become illiquid, a Fund may exceed its limit on illiquid instruments.  In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

•                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund’s NAV.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance. Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal

Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Mutual Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordinvestor.com no earlier than 25 calendar days after the end of each month, except (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of underlying funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month; and (c) The Hartford Money Market Fund (the “Money Market Fund”) will publicly disclose its complete month-end portfolio holdings no later than 5 business days after the end of each month.

Each Fund (other than the Money Market Fund and the fund of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $309.6 billion in assets as of June 30, 2011.  As of the same date, the Investment Manager had over $60.8 billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager, with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management provides day-to-day management for the Fund’s portfolio.  Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of June 30, 2011, Hartford Investment Management had investment management authority over approximately $160.8 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the Fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Paul Bukowski, CFA, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the Fund since March 2009.  Mr. Bukowski, joined Hartford Investment Management in 2005.  Before joining Hartford Investment Management, he was a senior quantitative portfolio analyst for ING’s large-cap growth strategy (2004-2005).  Prior to 2004, Mr. Bukowski was with Callard & Ogden Investment Management where he managed several core and growth portfolios and was responsible for quantitative research.

Kurt Cubbage, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the Fund since February 2010. Mr. Cubbage joined Hartford Investment Management in 2005.  Before joining Hartford Investment Management, he was with ING (1999-2005).  While at ING, Mr. Cubbage started in the quantitative equity research group where he helped build equity models, and most recently at ING Mr. Cubbage served as the Senior Portfolio Manager for an opportunistic equity strategy and large cap, mid cap and small cap equity strategies.  Prior to 1999, Mr. Cubbage worked for Cambridge Associates as a research consultant, specializing in quantitative issues.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2010.

For the fiscal year ended October 31, 2010, the Fund paid the Investment Manager an effective management fee equal to 0.75% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.750% of the first $500 million, 0.700% of the next $500 million, 0.650% of the next $4 billion, 0.630% of the next $5 billion and 0.620% in excess of $10 billion annually of the Fund’s average daily net assets.

CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class B, Class C and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Mutual Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by the Hartford Mutual Funds.  The Fund offers the classes of shares described above and not all share classes discussed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

•                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

•                  to current or retired officers, directors and employees (and their families, as defined below under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares at net asset value without an additional distribution fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

•                  Class Y shares are offered to institutional investors, which include, but are not limited to:

•                  Certain qualified employee benefit plans and other retirement savings plans

•                  Non-profit organizations, charitable trusts, foundations and endowments

•                  Accounts registered to bank trust departments, trust companies, and investment companies

•                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

•                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July

1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)	As a percentage of the Fund’s average net assets.
(2)	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.
(3)	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)

Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering prices of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is also rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Mutual Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

•                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge you will pay on that investment.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

•                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions:

•                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

•                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

•                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

•                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

•                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

•                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

•                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

•                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

•                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

•                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

•                  for retirement plans under the following circumstances:

(1)   to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)   under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)   to meet minimum distribution requirements under the Internal Revenue Code,

(5)   to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)   after separation from service for employer sponsored retirement plans, and

(7)   for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

DISTRIBUTION ARRANGEMENTS

Hartford Investment Financial Services, LLC (“HIFSCO”) serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.  The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.  The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b)

compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures.  Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HIFSCO and its affiliates to other entities with respect to the Hartford Mutual Funds.

Commissions and Rule 12b-1 Payments.  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Mutual Funds.  HIFSCO pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HIFSCO and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Mutual Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Mutual Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Mutual Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HIFSCO and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Mutual Funds, over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Mutual Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Mutual Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Mutual Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed 0.12% of the average net assets of the Hartford Mutual Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2010, HIFSCO and its affiliates incurred approximately $34.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

•                  Payments for putting Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

•                  Payments for including Hartford Mutual Funds within a group that receives special marketing focus or placing Hartford Mutual Funds on a “preferred list”;

•                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

•                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

•                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

•                  Provision of educational programs, including information and related support materials;

•                  Provision of computer hardware and software; and

•                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2011, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  . Financial Intermediaries that received Additional Payments in 2010 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HIFSCO, are listed in the SAI.  AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wells Fargo Advisors, LLC, Wells Fargo Investments, and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).  HIFSCO may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HIFSCO and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the

Hartford Mutual Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Mutual Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed 0.20% of the average net assets of the Hartford Mutual Funds that are attributed to that Servicing Intermediary.  For the year ended  December 31, 2010, HIFSCO incurred approximately $1,114,000 in total Servicing Payments and these Servicing Payments did not exceed $784,000 for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some of these payments are calculated based on average net assets of the Hartford Mutual Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $19 per account.

As of January 1, 2011, HIFSCO has entered into arrangements to pay Servicing Compensation to the following entities: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2011, HASCO makes Servicing Payments to the following entities: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascensus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services

LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each Authorized Signer by requesting name, residential address, date of birth, social security number that identifies your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.             Read this prospectus carefully.

2.             Determine how much you want to invest.  The minimum initial investment is as follows:

•                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

•                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

•                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.             Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.             Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

•                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

•                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

•                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or note to your financial representative or plan administrator, or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

•                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, Class I shares are offered:

•                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

•                  to current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

•                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

•                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

•                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

•                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

•                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

•                  403(b) — 403(b) Distribution Request Form.

•                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

•                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

•                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

•                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

•                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund and The Hartford Global Real Asset Fund) (except the minimum amount for Automatic Investment Plans is $250).  You must retain at least $1000 in the Fund from which you exchange ($50 monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right at any time in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 1-888-802-0039	Phone Number: 1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for the Fund and each class of shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

The Fund (references to the “Fund” in this section may relate, if applicable, to certain Underlying Funds) generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example, futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time.  If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.  The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors.  Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.  Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. Box at the address provided elsewhere in this Prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. Box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

•                  Name, date of birth, residential address, and social security number.

•                  The Fund name, share class and account number.

•                  The amount of the transaction (in dollars or shares).

•                  Signatures of all owners exactly as registered on the account (for mail requests).

•                  Medallion signature guarantee or Signature Validation Program stamp (if required).

•                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional transaction request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such exchange or purchase already occurred) and the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the Funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2)  Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Mutual Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

•                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

•                  after any changes of name or address of the registered owner(s)

•                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

•                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

•                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

•                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

•                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford

Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

•                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

•                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

•                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2012.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2012) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

LEGAL PROCEEDINGS

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund.  The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO.  Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund.  The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO.  Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings.  The Hartford intends to vigorously defend the action.

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies.

Class R3, Class R4 and Class R5 shares had not yet commenced operations as of the date of this prospectus.  Performance shown for Class R3, Class R4 and Class R5 shares is that of the Fund’s Class Y shares.

Indices:

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

FINANCIAL HIGHLIGHTS

No financial highlights are provided for Class R3, Class R4 and Class R5 shares as these share classes had not yet commenced operations as of the date of this Prospectus.  The financial highlights below reflect information for Class A, Class B, Class C and Class Y shares of the Fund.  The financial highlights for the Fund’s Class R3, Class R4 and Class R5 shares for the periods presented below would have been substantially similar to that shown because all of the Fund’s shares are invested in the same portfolio of securities. However, the actual financial highlights of the Class R3, Class R4 and Class R5 shares for the periods presented below would have been different than the information shown because of differences in the expenses borne by each class of shares.

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006  has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.  Note that the 2010 portfolio turnover rate reported in the financial highlights below is different from the number reported in the summary section of this prospectus due to a change in the way the rate was calculated in relation to the assets acquired by the Fund in a reorganization that occurred during 2010. The information for the fiscal period ended April 30, 2011 is unaudited.

The Hartford Small/Mid Cap Equity Fund

Financial Highlights — Class A Shares

Class A

	For the Six-Month Period Ended April 30, 2011		Year Ended October 31,
	(Unaudited)		2010(a)		2009(a)	2008	2007		2006
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.37		$7.49		$6.04	$12.73	$11.28		$10.14
Investment Operations:
Net investment income (loss)	0.02		0.02		—	—	(0.05)		(0.08)
Net realized and unrealized gain (loss) on investments	2.12		1.86		1.45	(5.11)	1.98		1.32
Total from investment operations	2.14		1.88		1.45	(5.11)	1.93		1.24
Distributions:
Net investment income	(0.03)		—		—	—	—		—
Net realized gain on investments	—		—		—	(1.58)	(0.48)		(0.10)
Total distributions	(0.03)		—		—	(1.58)	(0.48)		(0.10)
Net asset value, end of period	$11.48		$9.37		$7.49	$6.04	$12.73		$11.28
Total Return(b)	22.86	%(c)	25.10%		24.01%	(45.38)%	17.76	%(d)	12.31%
Net assets at end of period (in thousands)	$55,037		$46,068		$25,208	$21,304	$22,074		$23,542
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.36	%(e)	1.45%		1.76%	1.50%	1.60%		1.69%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.30	%(e)	1.31%		1.21%	1.35%	1.37%		1.50%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.30	%(e)	1.31%		1.21%	1.35%	1.37%		1.50%
Ratio of net investment income to average net assets	0.34	%(e)	0.19%		0.03%	0.05%	(0.43)%		(0.85)%
Portfolio turnover rate(f)	92%		689	%(g)	172%	292%	186%		99%

The Hartford Small/Mid Cap Equity Fund

Financial Highlights -  Class B Shares

Class B

	For the Six-Month Period Ended April 30, 2011		Year Ended October 31,
	(Unaudited)		2010(a)		2009(a)	2008	2007		2006
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.04		$7.27		$5.89	$12.50	$11.14		$10.08
Investment Operations:
Net investment income (loss)	(0.03)		(0.05)		(0.02)	(0.06)	(0.11)		(0.15)
Net realized and unrealized gain (loss) on investments	2.04		1.82		1.40	(4.97)	1.95		1.31
Total from investment operations	2.01		1.77		1.38	(5.03)	1.84		1.16
Distributions:
Net realized gain on investments	—		—		—	(1.58)	(0.48)		(0.10)
Total distributions	—		—		—	(1.58)	(0.48)		(0.10)
Net asset value, end of period	$11.05		$9.04		$7.27	$5.89	$12.50		$11.14
Total Return(b)	22.23	%(c)	24.35%		23.43%	(45.59)%	17.15	%(d)	11.58%
Net assets at end of period (in thousands)	$6,106		$5,420		$3,396	$2,584	$4,509		$3,725
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	2.30	%(e)	2.39%		2.89%	2.56%	2.55%		2.67%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	2.05	%(e)	2.06%		1.59%	1.82%	1.96%		2.11%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	2.05	%(e)	2.06%		1.59%	1.82%	1.96%		2.11%
Ratio of net investment income to average net assets	(0.41	)%(e)	(0.55)%		(0.37)%	(0.63)%	(1.01)%		(1.46)%
Portfolio turnover rate(f)	92%		689	%(g)	172%	292%	186%		99%

The Hartford Small/Mid Cap Equity Fund

Financial Highlights — Class C Shares

Class C

	For the Six-Month Period Ended April 30, 2011		Year Ended October 31,
	(Unaudited)		2010(a)		2009(a)	2008	2007		2006
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.97		$7.21		$5.86	$12.46	$11.13		$10.08
Investment Operations:
Net investment income (loss)	(0.02)		(0.04)		(0.04)	(0.08)	(0.13)		(0.15)
Net realized and unrealized gain (loss) on investments	2.02		1.80		1.39	(4.94)	1.94		1.30
Total from investment operations	2.00		1.76		1.35	(5.02)	1.81		1.15
Distributions:
Net realized gain on investments	—		—		—	(1.58)	(0.48)		(0.10)
Total distributions	—		—		—	(1.58)	(0.48)		(0.10)
Net asset value, end of period	$10.97		$8.97		$7.21	$5.86	$12.46		$11.13
Total Return(b)	22.30	%(c)	24.41%		23.04%	(45.67)%	16.89	%(d)	11.48%
Net assets at end of period (in thousands)	$12,086		$10,025		$5,778	$3,002	$4,772		$3,861
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	2.13	%(e)	2.22%		2.59%	2.39%	2.40%		2.52%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	2.05	%(e)	2.06%		1.88%	1.99%	2.12%		2.26%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	2.05	%(e)	2.06%		1.88%	1.99%	2.12%		2.26%
Ratio of net investment income to average net assets	(0.41	)%(e)	(0.56)%		(0.67)%	(0.89)%	(1.17)%		(1.60)%
Portfolio turnover rate(f)	92%		689	%(g)	172%	292%	186%		99%

The Hartford Small/Mid Cap Equity Fund

Financial Highlights — Class Y Shares

Class Y

	For the Six-Month Period Ended April 30, 2011		Year Ended October 31,
	(Unaudited)		2010(a)		2009(a)	2008	2007		2006
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.60		$7.64		$6.15	$12.88	$11.36		$10.17
Investment Operations:
Net investment income (loss)	0.04		0.05		0.01	0.05	(0.57)		(0.04)
Net realized and unrealized gain (loss) on investments	2.17		1.91		1.48	(5.20)	2.57		1.33
Total from investment operations	2.21		1.96		1.49	(5.15)	2.00		1.29
Distributions:
Net investment income	(0.07)		—		—	—	—		—
Net realized gain on investments	—		—		—	(1.58)	(0.48)		(0.10)
Total distributions	(0.07)		—		—	(1.58)	(0.48)		(0.10)
Net asset value, end of period	$11.74		$9.60		$7.64	$6.15	$12.88		$11.36
Total Return(b)	23.07	%(c)	25.65%		24.23%	(45.12)%	18.28	%(d)	12.77%
Net assets at end of period (in thousands)	$62,225		$42,540		$2,061	$136	$115		$28,868
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	0.86	%(e)	0.89%		1.01%	0.98%	1.11%		1.13%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.85	%(e)	0.87%		0.95%	0.95%	1.03%		1.11%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.85	%(e)	0.87%		0.95%	0.95%	1.03%		1.11%
Ratio of net investment income to average net assets	0.75%		0.65%		0.18%	0.67%	(0.44)%		(0.45)%
Portfolio turnover rate(f)	92%		689	%(g)	172%	292%	186%		99%

The Hartford Small/Mid Cap Equity Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Total return without the inclusion of the Payments from (to) Affiliate can be found in the Payments From Affiliate chart.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)

During the year ended October 31, 2010, the Fund incurred $45.6 million in purchases associated with the transition of assets from The Hartford Select MidCap Value Fund, which merged into the Fund on February 19, 2010. These purchases are excluded from the portfolio turnover calculation.

Payments from Affiliates

The total return in the financial highlights includes payment from affiliates.  Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for Trading Reimbursements for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007

Class A	0.13%	25.00%
Class B	0.13%	23.67%
Class C	0.13%	23.77%
Class Y	0.13%	23.35%

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC’s Public Reference Room in Washington, DC.

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-SMC11
September 30, 2011